                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 10, 2000



                             D&N CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)


          DELAWARE                     0-22767                  31-1517665
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)


        400 QUINCY STREET, HANCOCK, MICHIGAN                       49930
      (Address of principal executive offices)                   (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (906) 482-2700


                                       N/A
          (Former name or former address, if changed since last report)
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Item 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

            On March 10, 2000, D&N Capital Corporation ("Registrant"), upon recommendation of the Board of Directors, dismissed PricewaterhouseCoopers LLP and appointed Ernst & Young LLP as its independent auditors for the fiscal year ending December 31, 1999. The audit reports of PricewaterhouseCoopers LLP on the financial statements of the Registrant as of and for the years ended December 31, 1998 and 1997, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

            In connection with the audits of the two years ended December 31, 1998 and the subsequent interim period through March 10, 2000, there were no disagreements with PricewaterhouseCoopers LLP on any accounting principles or practices, financial statement disclosures, or auditing scope and procedures, which if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter in their report.

            The Registrant has requested PricewaterhouseCoopers LLP to furnish a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated March 15, 2000 is filed as Exhibit 16 to this Form 8-K.



Item 7. FINANCIAL STATEMENTS AND EXHIBITS
        ---------------------------------

        (c)  Exhibits:

             Exhibit No.      Description
             -----------      -----------

                 16 Letter from PricewaterhouseCoopers LLP Re Change in Certifying Accountants
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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                                   D&N CAPITAL CORPORATION
                                                   -----------------------
                                                   (Registrant)


Date:  March 15, 2000                              BY:  /s/ Thomas F. Menacher
                                                       ------------------------
                                                        Thomas F. Menacher
                                                        Principal Financial and
                                                        Accounting Officer
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                                  EXHIBIT INDEX


             Exhibit Number      Description
             --------------      -----------

                   16 Letter from PricewaterhouseCoopers LLP Re Change in Certifying Accountants